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                                                            UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
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                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
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                                    Date of fiscal year end: December 31
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                                 Date of reporting period: June 30, 2009
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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Item 1. Reports to Stockholders.
The semi-annual report to stockholders is filed herewith.

FAM Semi Annual 2009

                                                            VALUE FUND EQUITY-INCOME FUND
                                                           Investor Share Class and Advisor Share Class
                                                                        SEMI - ANNUAL REPORT
                                                                                   June 30, 2009

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                                                                              Table of Contents
Chairman ' s Commentary	1
FAM Value Fund	4
Letter to Shareholders	4
Portfolio Data	8
Expense Data	9
Statement of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
FAM Equity-Income Fund	27
Letter to Shareholders	27
Portfolio Data	33
Expense Data	34
Statement of Investments	36
Statement of Assets and Liabilities	40
Statement of Operations	41
Statement of Changes in Net Assets	42
Notes to Financial Statements	43
Supplemental Information	50

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

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Chairman ' s Commentary

July 2009

Dear Fellow Shareholder:
The S&P 500 Index was up 3.2% for the first six months of 2009 and the Funds performance was in-line with the market. While the returns do not look exciting, we are reminded of the analogy of a duck coasting across a pond. On the surface it doesn ' t look like much is happening, but below the duck is paddling furiously. The same can be said of the market and the economy. While the first six months seemed uneventful, we know they were anything but!
Following the difficult market in 2008, 2009 did not start any better. January and February of this year were disappointing; through February ' 09 the S&P 500 was down -19%. Widespread selling continued into the first week of March before it abruptly stopped for three reasons. First, investor sentiment hit "maximum pessimism." We could tell by the industry data on mutual fund money flows that investors were in total panic. Even a casual social encounter outside of the office turned into a discussion of "Where ' s the bottom?" Second, stock prices became totally disconnected from economic reality. In simple terms, they were cheap. Third, we began to read some encouraging economic news. The first piece of "good" news was that existing home sales were better than predicted. This was followed in quick succession by other pieces of economic news that were also better than expected. The combination of extremely low prices and economic news that indicated we were not falling into an abyss instilled some confidence and lit the proverbial fire under the stock market. Since the close on March 9th, the market is up more than 35% as of June 30, 2009. You may not realize it, but the quarter that just ended on June 30, 2009 was the best quarter in the market since the fourth quarter of 1998.
While we love to talk about stocks, we know from the recent questions you ' ve posed that you are probably more interested in our view on the economy rather than individual securities. And our thoughts can be stated simply - the economy is not getting significantly worse. However, we cannot yet say with confidence that it is getting much better. We do believe that the free-fall we experienced after the collapse of Lehman Brothers in September 2008 has ended. This was due to the unprecedented actions of the Federal Reserve and the dynamic, natural market forces of the resilient United States. While all of us will differ in our feelings about the government ' s involvement in our economy - it was necessary. Many of the programs put forth by the Federal Reserve have been helpful and productive in buttressing our financial system. For example, the guarantee of money market funds and bank deposits, the TARP funding provided to banks, and the TALF facility for the securitization market have all proven very successful thus far.

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Chairman ' s Commentary

We can say with relative certainty that the worst of the financial crisis is behind us, and we now turn our attention to a "regular old recession." Our look into the real economy is through the lens of American business. Every quarter we monitor the financial results of dozens of companies. In addition, we talk to the management teams of the companies we own. These discussions-and the related financial reports-tell us that the level of economic activity has stabilized. The economy dropped sharply in the fourth quarter of last year and, in our opinion, is now forming a new bottom from which growth can springboard into the future. Since the drop was so fast and so severe you probably will not see real evidence of growth until the fourth quarter of this year. One economic indicator that you might be watching that will not tell you when things are getting better is the unemployment rate. Improvement in unemployment is always a lagging indicator. In every recession since the 1970s the stock market has risen significantly before the unemployment number gets better. We expect the same this time.
While you may not be focused on individual stocks at this particular point, we are. We continue to meet face-to-face with management teams at the companies in which we invest your capital. We are also diligently analyzing company financial statements and detailed industry reports. None of this is new, but it remains our highest priority as it ensures that the companies in your portfolio are best suited to weather the current downturn. As we have articulated for the last year, our strategy is to "own the winners" coming out of this economic decline. Examples of these are the companies we own on your behalf that are competing against weak businesses or businesses that are impaired by debt. Since our companies do not have the financial pressure of excessive debt, they can focus on taking advantage of the hardships of competitors. In addition to a strong financial position at the company level, we believe the Funds are invested with some of the best managers in American business. For example, we would nominate the managements at Berkshire Hathaway, Donaldson, Markel, Knight Transportation, and John Wiley as the very best in their respective industries.
Our sense is that many members of the investing public are disillusioned about stocks. This is not surprising as investors in the broad market (as measured by the S&P 500) have earned -2.2% per year for the last decade. This return means that $100,000 invested on June 30, 1999 is now worth $80,055. The paltry return of the market is not a result of our country experiencing poor economic growth. Rather, the reason is that the prices investors paid for stocks were just too high. For example, on June 30, 1999 the market was valued at 27 times current year earnings. This is the highest price paid for stocks in the last twenty years. Some of the popular stocks of that decade were even more expensive. For example, General Electric, Microsoft, and Pfizer were valued at 36, 59, and 44 times earnings, respectively. These are extremely high valuations and it is virtually impossible to make a good return from these prices. The current market landscape is different. In today ' s market you can buy a diversified group of high-quality businesses at less than 14 times earnings.

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While the economy still has more ground to make up before fully recovering, we are more optimistic today due to the reported economic data over the last two quarters, the financial strength of your portfolio companies, and the recent rally in the stock market. We firmly believe that the combination of favorable stock prices and sound companies will create value and positive returns over time.
On behalf of the Research Team here at Fenimore, we thank you for your continued trust and confidence through this challenging period in financial history.
Sincerely,

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.

Research Team

Andrew F. Boord
Eric C. Elbell, CFA
John D. Fox, CFA
Paul C. Hogan, CFA
Marc D. Roberts

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FAM Value Fund

Dear Fellow Value Fund Shareholder:
At June 30, 2009 the net asset value of the Investor Class of the FAM Value Fund was $33.17. This represents an increase of 2.9% from the beginning of the year. For comparison, the S&P 500 increased 3.2% and the Russell 2000 increased 2.6%.

First Half of 2009 in Review
2009 didn ' t begin any better than 2008 with stocks down -19 % through the end of February. Widespread selling continued into the first week of March and then abruptly stopped. The combination of extremely low prices and some not-so-bad economic news sent stocks soaring. Since the close on March 9, the market is up more than 35% as of June 30, 2009. The Fund ' s holdings have participated nicely in this rally and we own some stocks that are up 50% to 100% from their low prices. The most recent quarter ending June 30, 2009 was the fourth best quarter in the history of the Fund and the best quarter since 1997.

Portfolio Activity
We added to nine of our existing holdings during the market decline in the first quarter of the year. We also purchased two new stocks - Cognex and Patterson Companies - during the first half of 2009. In addition to these buys we did have one significant sale - Vulcan Materials. In January of this year the government announced a $700 billion stimulus plan. Investors became excited that companies like Vulcan would benefit from this government spending. As a result, the stock price was bid up to what we thought was a high price. We also had concerns about Vulcan ' s balance sheet and debt levels. Vulcan was a very successful investment for us and one of our best performers for a number of years.

Performance Detail

Best Performers
Our best performing stock, on a dollar basis, was Meredith Corporation ($5.9 million gain), up 52% year-to-date. Meredith is a magazine publisher and owner of broadcast television stations. While you may not know the name Meredith, you will certainly recognize its magazine titles such as Better Homes & Gardens, Ladies Home Journal and MORE. Meredith ' s revenue is dependent on advertising expenditures by American business. It is typical for advertisers to reduce ad spending in a recession and, as a result, Meredith has experienced a decline in sales and profits. Investors, too, had gotten negative on the company. However, when the company reported its earnings for the quarter ending March 31, 2009 the results were better than expected and the stock went up significantly.

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FAM Value Fund

The second best performing stock was Mednax, formerly known as Pediatrix Medical Group. Mednax is up 33% year-to-date, generating a gain for the Fund of $5.7 million. The company ' s primary business is providing services in neonatal intensive care units at hospitals. One of every eleven babies born in this country requires some specialized treatment at the time of birth. The Mednax doctors are at the hospitals 24 hours a day and can provide the needed care. These doctors are highly trained in treating babies in emergency situations. In addition to the pediatric care business, the company is using its significant free cash flow to invest in other medical service businesses.

The third best performer was CarMax ($4 million gain), up 86% year-to-date. CarMax is a used car superstore with 100 locations around the country. The company sells used cars at a fixed price. All cars can be previewed on the company ' s website: Carmax.com. A transparent sales process and great customer experience has made CarMax a destination of car shoppers. Since used cars sell at a significant discount to new cars, CarMax may have an advantage over new car dealers as the American consumer continues to look for good values.

Worst Performers
Our worst performer, on a dollar basis, was White Mountains Insurance with a loss of $3.8 million. While the stock price was only down 14%, it is a large holding and therefore had a large dollar impact on the Fund. The financial crisis had a significant negative impact on the company ' s investment portfolio. At the beginning of the crisis the company had more than $1.5 billion invested in equities. As the stock market declined last year the company recognized significant losses in capital. Management is taking a number of steps to rebuild the capital position. Almost all of its equity securities have been sold leaving a very low-risk investment portfolio. In addition, management is exiting a number of businesses to free up additional capital. We believe these efforts are the correct ones and that the company will rebuild its net worth over time. In the meantime, the stock trades at 65% of book value. This is the lowest valuation of any of the 17 insurance companies that we follow.

The second worst performer was General Electric generating a loss of $2 million. The percentage decline in GE stock of 25% was the worst in the portfolio. GE is a very visible company and the problems of its finance company are well known. Since the fall of last year, management has been taking steps to reduce the risk at the company ' s finance division - GE Capital. Management has raised capital, reduced the dividend, and decreased the size of the balance sheet. All of these actions are good steps in reducing the risk of GE Capital. We sold a significant portion of our GE holdings last year. At this time the position is less than 1% of Fund assets.

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FAM Value Fund

Our third worst performer, on a dollar basis, was the Fund ' s largest holding - Brown & Brown - with a loss of $1.8 million. The stock is down 4% year-to-date. Brown & Brown is an insurance broker that sells insurance to middle market companies. The company ' s sales and earnings are being impacted by a soft insurance market and the general decline in the economy. We believe both of these forces are temporary. As insurance premium rates increase and the economy improves, we believe Brown & Brown will have a significant increase in earnings. In the meantime, we can afford to wait as the company generates significant amounts of free cash flow and has a strong balance sheet.

Our Investment Strategy
There is a great deal of attention paid to short-term movements in the stock market. We have daily, and even hourly, television programs that report on market prices. However, these price gyrations do not affect the underlying value of the businesses that trade on the market. The true value of any asset (stocks, a privately owned business, bonds, real estate) is based on the amount of cash that asset will generate in the future. Therefore, our investment approach is focused on analyzing businesses and the amount of cash they can generate for their owners. Businesses that can generate cash will survive the recession and thrive in a better economy.

We own a portfolio of terrific businesses that are financially strong and generate large amounts of free cash flow. For example, let ' s look at our largest holding - Brown & Brown. Last year this company generated more than $240 million in cash profits. In order to keep its business running, it had to invest $14 million back into the business buying new computers and equipment. After this investment, the company still has $226 million of free cash flow. It is this cash generation ability that makes Brown & Brown a valuable company. Given management ' s excellent long-term track record we believe it can increase the value of the company over time. Today, we can purchase the company ' s stock at less than 12 times current earnings. This multiple is below the company ' s long-term average and well below the market ' s twenty-year average multiple.

This is just one example, but we own a few dozen businesses with similar profiles. While we wait patiently for the value of our stocks to be recognized by the market we continue to conduct exhaustive, original research on your behalf. In fact, since the beginning of the year we have met face-to-face with 27 of the companies that we own in the Fund. We will continue to carefully monitor each holding to ensure that it measures up to our standards.

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Long-Term Returns

Average Annual Total Returns as of June 30, 2009
					Life of Fund
	1-Year	3-Year	5-Year	10-Year	(1/2/87)
FAM Value Fund
(Investor Shares)	-17.18%	-7.50%	-1.73%	4.00%	9.36%
(Advisor Shares)*	-18.52%	-8.67%	-2.82%	N/A	*
S&P 500 Index	-26.15%	-8.23%	-2.25%	-2.24%	8.57%
Russell 2000 Index	-25.01%	-9.89%	-1.71%	2.38%	7.71%
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*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 0.65%
The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This information represents past performance of the FAM Value Fund and is not indicative of future results.

Thank you for investing with us in the FAM Value Fund.
Sincerely,
<Signature image>                                                        <Signature Image>
John D. Fox, CFA                                                         Thomas O. Putnam
Co-Manager                                                                  Co-Manager

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FAM Value Fund -Portfolio Data (Unaudited)
As of June 30, 2009

COMPOSITION OF TOTAL INVESTMENTS
Property & Casualty Insurance	11.8%
Money Market Fund	8.5%
Machinery & Equipment	8.4%
Health Care Services	8.0%
Transportation	6.6%
Insurance Agency	6.5%
Retail Stores	5.5%
Restaurants	3.8%
Publishing	3.8%
Banking	3.7%
Investment Management	3.7%
Diversified Manufacturing	3.3%
Electronic Equipment	3.2%
Media	3.1%
Diversified Health Care	3.0%
Recreation and Entertainment	2.6%
Oil and Gas Exploration	2.3%
Real Estate Development	2.2%
Other	10.0%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund ' s Forms N-Q are available on the Commission ' s website at http://www.sec.gov; (iii) the Fund ' s Form N-Q may be reviewed and copied at the Commission ' s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Value Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (12/31/2008 to 6/30/2009).

Actual Expenses
Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund ' s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund ' s actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Value Fund - Expense Data (Unaudited)

SIX MONTHS ENDED June 30, 2009
		Beginning Account Value 12/31/2008	Ending Account Value 6/30/2009	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$1,029.50	$ 6.39*
B.	Advisor Share Class	$1,000.00	$1,026.10	$11.40**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.70	$ 6.36*
D.	Advisor Share Class	$1,000.00	$1,013.74	$11.33**

*Expenses are equal to the Fund ' s Investor Class Shares annualized expense ratio of (1.27%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
**Expenses are equal to the Fund ' s Advisor Class Shares annualized expense ratio of (2.27%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

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FAM Value Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (91.5%)
Automotive (1.5%)
CarMax, Inc.* · specialty retailer of used cars and light-trucks in the United States	600,000	$ 8,820,000

Banking (3.7%)
M&T Bank Corporation · bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	100,000	5,093,000

TCF Financial Corporation · holding company that offers various banking services throughout the United States	796,000	10,642,520

Westamerica Bancorporation · provides banking services to individual and corporate customers in northern and central California	113,100	5,610,891 21,346,411

Commercial Services (1.2%)
McGrath RentCorp . modular building and electronic test equipment rentals, subsidiary classroom manufacturing	347,000	6,613,820

Construction Materials (1.3%)
Martin Marietta Materials · produces aggregates for the construction industry	98,443	7,765,184

Diversified Health Care (3.0%)
Johnson & Johnson · manufacture and sales of various products in the health care field	305,000	17,324,000

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE

Diversified Manufacturing (3.3%)
General Electric Company · diversified industrial manufacturer	456,875	$ 5,354,575

Illinois Tool Works, Inc. · manufactures engineered products such as plastic and metal components and fasteners and specialty systems which consist of machinery and consumable products	359,950	13,440,533 18,795,108

Electronic Equipment (3.2%)
Cognex Corporation · develops, manufactures and markets machine vision systems used to automate manufacturing processes	200,000	2,826,000

Zebra Technologies Corp. - Class A* · designs, manufactures and supports bar code label printers	648,502	15,343,557 18,169,557

Health Care Distribution (1.1%)
Patterson Companies, Inc. · operates as a distributor serving dental, companion-pet veterinarian, and rehabilitation supply markets in the United States and Canada	300,000	6,510,000

Health Care Equipment/Devices (1.8%)
Stryker Corp. · operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	266,000	10,570,840

See Notes to Financial Statements

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FAM Value Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
Health Care Services (8.0%)
Amsurg Corp.* · develops, acquires and operates practice-based ambulatory surgery centers in partnership with physician practice groups in the U.S.	721,150	$ 15,461,456
Laboratory Corp. of America Holdings* . operates as an independent clinical laboratory company in the United States	117,000	7,931,430
Mednax, Inc.* · healthcare services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	545,700	22,990,341 46,383,227

Home Furnishings (0.5%)
Mohawk Industries, Inc.* · produces floor covering products for residential and commercial applications	88,100	3,143,408

Insurance Agency (6.5%)
Brown & Brown, Inc. · one of the largest independent general insurance agencies in the U.S.	1,879,696	37,462,341

Investment Management (3.7%)
Federated Investors, Inc. - Class B · provides investment management products and services primarily to mutual funds	407,500	9,816,675
Franklin Resources, Inc. · provides investment management and fund administration services as well as retail-banking and consumer lending services	160,000	11,521,600 21,338,275

Life Insurance (1.2%)
Protective Life Corporation · individual and group life/health insurance and guaranteed investment contracts	591,400	6,765,616

See Notes to Financial Statements

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FAM Value Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
Machinery & Equipment (8.4%)
Donaldson Company, Inc. · designs, manufactures and sells filtration systems and replacement parts	371,200	$ 12,858,368
Graco, Inc. · supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	261,550	5,759,331
IDEX Corporation · manufactures proprietary, highly engineered industrial products and pumps	771,750	18,961,897
Kaydon Corporation · custom-engineers products including bearings, filters, and piston rings	341,100	11,106,216 48,685,812

Media (3.1%)
Meredith Corporation · magazine publishing and tv broadcasting	701,450	17,922,048

Mining and Construction Machinery (0.6%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equip- ment for the extraction of coal and other minerals and ores	100,000	3,572,000

Oil and Gas Exploration (2.3%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil.	196,000	13,312,320

See Notes to Financial Statements

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FAM Value Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
Property and Casualty Insurance (11.8%)
Berkshire Hathaway Inc. - Class A* · holding company for various insurance and industrial companies	295	$ 26,550,000
Markel Corporation* · sells specialty insurance products	64,850	18,268,245
White Mountains Insurance Group, Ltd. · personal property and casualty, and reinsurance	101,275	23,093,738 67,911,983

Publishing (3.8%)
John Wiley & Sons, Inc. - Class A · publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	661,700	22,001,525

Real Estate Development (2.2%)
Brookfield Asset Management, Inc. - Class A . publicly owned asset management holding company that invests in property, power and infrastructure sections	725,000	12,375,750

Recreation and Entertainment (2.6%)
International Speedway Corporation - Class A · owns and operates auto racing tracks including Daytona	585,688	14,999,470

Restaurants (3.8%)
YUM! Brands, Inc. · quick service restaurants including KFC, Pizza Hut and Taco Bell	660,600	22,024,404

Retail Stores (5.5%)
Bed Bath & Beyond, Inc.* · national chain of retail stores selling domestic merchandise such as bed linens, bath items, kitchen textiles and home furnishings	475,300	14,615,475
Ross Stores, Inc. · chain of off-price retail apparel and home accessories stores	436,422	16,845,889 31,461,364
Ross Stores, Inc. · chain of off-price retail apparel and home accessories stores	436,422	16,845,889 31,461,364

See Notes to Financial Statements

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FAM Value Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
Transportation (6.6%)
Forward Air Corporation · provides surface transportation and related logistics services to the deferred air freight market in North America	589,233	$ 12,562,448
Heartland Express, Inc. · short-to-medium-haul truckload carrier of general commodities	1,333,333	19,626,662
Knight Transportation, Inc. · transportation of general commodities in the U.S.	366,900	6,072,195 38,261,305

Wholesale Distribution (0.8%)
Pool Corporation · wholesale distributor of swimming pool supplies	275,950	$ 4,569,732

Total Common Stocks (Cost $454,560,348)	$528,105,500
TEMPORARY INVESTMENTS (8.5%)
Money Market Fund (8.5%)
AIM Short Term Treasury Fund (0.12%)**	48,970,692	$ 48,970,692
Total Temporary Investments (Cost $48,970,692)	$ 48,970,692
Total Investments (Cost $503,531,040) (100%)	$577,076,192

*Non-income producing securities.
**The rate shown represents the effective yield at 6/30/09.

See Notes to Financial Statements

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FAM Value Fund
June 30, 2009 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $503,531,040)	$577,076,192
Cash	233,500
Dividends and interest receivable	282,558
Receivable for investment securities sold	3,422,314
Total Assets	581,014,564
Liabilities
Accrued investment advisory fee	479,332
Accrued shareholder servicing and administrative fees	80,589
Accrued expenses	135,307
Total Liabilities	695,228
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	504,723,249
Undistributed net investment income	570,567
Accumulated net realized gains	1,480,368
Net unrealized appreciation	73,545,152
Net Assets	$580,319,336
Net Asset Value Per Share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $576,370,388 and 17,376,260 shares outstanding	$33.17
Advisor Class Shares - based on net assets of $3,948,948 and 124,199 shares outstanding	$31.80

See Notes to Financial Statements

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FAM Value Fund
Six Months Ended June 30, 2009 (Unaudited)

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 3,984,332
Interest	94,847
Total Investment Income	4,079,179

Expenses
Investment advisory fee (Note 2)	2,755,429
Administrative fee (Note 2)	234,211
Shareholder servicing and related expenses (Note 2)	241,866
Printing and mailing	75,333
Professional fees	49,441
Registration fees	36,228
Custodial fees	40,443
Trustees fees	22,259
Officers fees (Note 2)	21,609
Distribution and Service Fees - Advisor Class Shares (Note 2)	18,946
Other	42,539
Total Expenses	3,538,304
Net Investment Income	540,875

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,997,379
Net change in unrealized appreciation of investments	9,347,292
Net Realized and Unrealized Gain on Investments	11,344,671
NET INCREASE IN NET ASSETS FROM OPERATIONS	11,885,546

See Notes to Financial Statements

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FAM Value Fund
Six Months Ended June 30, 2009 (Unaudited)and Year Ended December 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009	Year Ended December 31, 2008
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 540,875	$ 3,168,195
Net realized gain/(loss) on investments	1,997,379	(856,991)
Realized gain distributions from other investment companies	-	339,979
Unrealized appreciation/(depreciation) of investments	9,347,292	(237,977,839)
Net Increase/Decrease in Net Assets From Operations	11,885,546	(235,326,656)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	-	(3,150,825)
Advisor Class	-	-
Net realized gain on investments
Investor Class	-	(16,028)
Advisor Class	-	-
Return of capital distributions - Investor Class	-	(8,133)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(28,363,972)	(43,381,518)
Total Decrease in Net Assets	(16,478,426)	(281,883,160)

NET ASSETS:
Beginning of Period	596,797,762	878,680,922
End of Period	$580,319,336	$596,797,762

See Notes to Financial Statements

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FAM Value Fund - Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund ' s net asset value.

Various inputs are used in determining the value of the Fund ' s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund ' s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund ' s net assets as of June 30, 2009:

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FAM Value Fund - Notes to Financial Statements

                    Valuation Inputs                                          Investments in Securities
                Level 1 - Quoted prices                                        $ 577,076,192
                Level 2 - Other significant
                observable inputs                                                   $  -
                Level 3 - Significant
                unobservable inputs                                                $ -
                Total                                                                      $ 577,076,192

b) Federal Income Taxes

It is the Fund ' s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund ' s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements. Tax years 2005 through present remain subject to examination by U.S. and New York taxing authorities.

c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain

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FAM Value Fund - Notes to Financial Statements

and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund ' s average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2009 to 0.95% of the Fund ' s average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2009. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $21,609 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ended June 30, 2009 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively.

FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the period ended June 30, 2009, shareholder servicing agent fees paid to FSS amounted to $241,866. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund ' s average daily net assets, 0.075% thereafter. For the period ended June 30, 2009, Fund administrative fees amounted to $234,211.

Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund ' s shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares ' average daily net assets.

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FAM Value Fund - Notes to Financial Statements

Note 3. Shares of Beneficial Interest
At June 30, 2008 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2008, redemption fees amounted to $484 and were credited to paid-in capital. Transactions were as follows:

	SIX MONTHS ENDED 6/30/09		YEAR ENDED 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	2,146,846	$ 63,356,108	3,807,383	$136,076,418
Advisor Class	1,495	39,443	6,354	256,585
Shares issued on
reinvestment of distributions
Investor Class	-	-	96,951	3,080,146
Advisor Class	-	-	-	-
Shares redeemed
Investor Class	(3,160,167)	(91,313,588)	(4,694,518)	(181,344,375)
Advisor Class	(15,879)	(445,935)	(38,760)	(1,450,292)
Net Decrease from Investor Class
Share Transactions	(1,013,321)	$(27,957,480)	(790,184)	$ (42,187,811)
Net Decrease from Advisor Class
Share Transactions	(14,384)	$ (406,492)	(32,406)	$ (1,193,707)

Note 4. Investment Transactions
During the period ended June 30, 2009, purchases and sales of investment securities, other than short-term obligations were $41,064,725and $9,359,748, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

Unrealized appreciation                          $142,332,033
Unrealized depreciation                            (68,786,881)
Net unrealized appreciation                    $ 73,545,152

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FAM Value Fund - Notes to Financial Statements

Note 5. Line of Credit
FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2009, when any advances are to be repaid. During the period ended June 30, 2009 no amounts were drawn from the available line.

Note 6. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund ' s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, The Fund expects the risk of loss to be remote.

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FAM Value Fund - Notes to Financial Statements

Note 7. Financial Highlights

FAM VALUE FUND - INVESTOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)	Years Ended December 31,
(For a share outstanding throughout the period)	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$32.22	$45.42	$49.65	$48.00	$46.65	$41.15
Income/Loss from investment operations:
Net investment incomet	0.03	0.18	0.25	0.24	0.39	0.09
Net realized and unrealized gain/(loss) on investments	0.92	(13.21)	(0.66)	3.96	2.20	6.84
Total from investment operations	0.95	(13.03)	(0.41)	4.20	2.59	6.93
Less distributions:
Dividends from net investment income	-	(0.17)	(0.25)	(0.31)	(0.37)	(0.07)
Distributions from net realized gains	-	-*	(3.57)	(2.24)	(0.87)	(1.36)
Return of capital	-	-*	-	-	-	-
Total distributions	-	(0.17)	(3.82)	(2.55)	(1.24)	(1.43)
Change in net asset value for the period	0.95	(13.20)	(4.23)	1.65	1.35	5.50
Net asset value, end of period	$33.17	$32.22	$45.42	$49.65	$48.00	$46.65
Total Return	2.95%**	(28.68)%	(0.79)%	8.73%	5.56%	16.86%

Ratios/supplemental data
Net assets, end of period (000)	$576,370	$592,504	$871,090	$1,042,174	$1,089,369	$915,742

Ratios to average net assets of:
Expenses	1.27%tt	1.24%	1.19%	1.18%	1.18%	1.20%
Net investment income	0.20%tt	0.44%	0.45%	0.49%	0.82%	0.20%
Portfolio turnover rate	1.96%	12.60%	8.74%	17.53%	14.25%	10.29%

tBased on average shares outstanding.
*Per share amount is less than $0.005
**Not Annualized
ttAnnualized

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FAM Value Fund - Notes to Financial Statements
Note 9. Financial Highlights (continued)

FAM VALUE FUND - ADVISOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)	Years Ended December 31,
(For a share outstanding throughout the period)	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$30.99	$44.39	$48.91	$47.37	$46.11	$40.96
Income/Loss from investment operations:
Net investment losst	(0.11)	(0.22)	(0.28)	(0.25)	(0.09)	(0.35)
Net realized and unrealized gain (loss) on investments	0.92	(13.18)	(0.67)	4.03	2.22	6.86
Total from investment operations	0.81	(13.40)	(0.95)	3.78	2.13	6.51
Less distributions:
Dividends from net investment income	-	-	-	-	-	-
Distribution from net realized gains	-	-	(3.57)	(2.24)	(0.87)	(1.36)
Total distributions	-	-	(3.57)	(2.24)	(0.87)	(1.36)
Change in net asset value for the period	0.81	(13.40)	(4.52)	1.54	1.26	5.15
Net asset value, end of period	$31.80	$30.99	$44.39	$48.91	$47.37	$46.11
Total Return	2.61%**	(30.19)%	(1.91)%	7.96%	4.62%	15.91%

Ratios/supplemental data
Net assets, end of period (000)	$3,949	$4,294	$7,591	$8,494	$7,992	$5,479

Ratios to average net assets of:
Expenses	2.27%tt	2.24%	2.19%	2.18%	2.18%	2.20%
Net investment loss	(0.79)%tt	(0.56)%	(0.55)%	(0.51)%	(0.19)%	(0.80)%
Portfolio turnover rate	1.96%	12.60%	8.74%	17.53%	14.25%	10.29%

tBased on average shares outstanding.
**Not Annualized
ttAnnualized

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FAM Equity - Income Fund

Dear Fellow Equity-Income Fund Shareholder:

In this letter we would like to address three questions about the investment environment:
      1. How did we get here?
      2. Where are we now?
      3. Where do we go from here?
Before diving into these questions we want to provide the usual update on performance for the first half of the year which will give some context to our commentary.

First Half of 2009 in Review

For the six months ended June 30th, the Investor Class of the FAM Equity-Income Fund was up by +3.67%. The S&P 500 Index(+3.2%), and the Russell 2000 Index (+2.6%), both recorded a gain over the same period. The market is beginning to recover from the crash last fall and is significantly higher than the low set on March 9th of this year.

During the first half of the year we initiated positions in two new holdings and added to several others. Since we went into the downturn with a sizeable cash balance we were able to take advantage of attractive prices during the market ' s retreat.

How did we get here?

Over the last several years the lending standards of financial institutions declined. The prime example is home mortgages. In the old days, a prospective homeowner had to put 20% down on the house and then could borrow the remaining 80%. This changed in the late ' 90s where the prospective homeowner could get a home equity loan for 15% or even 20% in some cases. The buyer no longer had to come up with a down payment. Why would the banks do this? They assumed that home prices always go up so the collateral was getting more valuable over time. Effectively, the bank was lending against the asset, not the borrower. This devolved further with "no-doc loans," commonly called "liar loans," where the borrower did not have to show any proof of income. This ultimately led to millions of people buying homes who could not really afford them.

Once the economy started to weaken the housing market began to unravel. Prices started to decline and the mortgage securities that were sold to investors as "AAA investments" started seeing defaults. Once investors realized that these mortgage-backed securities were riskier than they thought, they started dumping them on the market which further collapsed the prices. Several

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FAM Equity - Income Fund

hedge funds had difficulty meeting redemptions and were forced to close. These assets were quickly considered toxic and brought into question the viability of any institution that held them on their balance sheet. The problem was that the market had grown so large for these securities that nearly every financial institution had some on their balance sheets. This led to a far-reaching liquidity crunch because financial institutions would not lend to other financial institutions because they were afraid they would not get paid back. Since the free flow of money through our financial system is like the blood flowing through our veins, once the distrust on Wall Street peaked and all short-term lending stopped, the economy seized up.

The worries started with sub-prime mortgage securities but ended up affecting all debt securities. This forced the consolidation of many of the largest investment banks and the liquidation of others. Because the problem was so large and the government couldn ' t rescue every bank, one of them had to fail. Lehman Brothers failed in mid September 2008. This sent shock waves through the system and led the economy to a screeching halt. The commercial paper market dried up and auction rate securities no longer had an active market. We even saw a money market mutual fund "break the buck", the standard price per share, which nearly prompted a run on the entire banking system had the Federal Reserve not stepped in to temporarily guarantee them. This was one of the scariest moments on Wall Street. Thankfully, though, due to swift action by the Federal Reserve and the Treasury Department, the downward spiral was stopped.

As all these events unfolded in the credit markets, the stock market was also taking its lumps. After Lehman Brothers filed for bankruptcy, the stock market sold off. The decline was led by financial stocks, but no sector was immune. Once the decline started, investors ran for the exits. The faster the market fell, the more people wanted to get out. This prompted forced selling by mutual funds to meet investor redemptions as well as margin calls to corporate CEOs who borrowed money to invest in the stock of their own company. Forced selling means that shares of stock were sold not because people wanted to sell, but because they had to sell. This resulted in severe price declines in stocks which drove valuations down to unprecedented levels. The bottom line is that panic is what brought the market down to its lowest levels.

Despite our deliberate actions to avoid the risky sub-prime mortgage market, we were not able to avoid the near collapse of the financial system and the resulting decline in stocks. We own companies that have exceptional financial strength and durable competitive advantages, but they were not spared. The market prices of companies in the Fund were quickly taken down along with the market.

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FAM Equity - Income Fund

Where are we now?

We think the worst of the recession is behind us. Certain economic indicators have stopped declining and we see some stabilization. The National Bureau of Economic Research, the private body charged with determining the onset of a recession as well as its endpoint, stated that the current recession started in December of 2007. This means we are now 19 months into the recession. The Bureau research also indicates that since 1919 there have been 28 recessions, with the average recession lasting 13 months and the worst of those being the Great Depression which lasted 43 months. We do think that this period is more severe than the typical recession, so let ' s say it will be twice as long as the average or 26 months. This rudimentary estimate also lines up with the consensus forecast of economic growth resuming in the third quarter of this year.

As for the financial system, the markets have stabilized and rebounded dramatically off their lows. Financial institutions have been able to shore up their balance sheets by selling stock in the open market as investors were willing to purchase the stock. This is a huge sign of investor confidence in these institutions. Note that this was private capital looking for attractive investment returns - it was not government bailout money. One of the reasons the financial institutions were selling stock was to pay back the government. This is a good thing.

We also see positive things happening on the consumer front. Consumers are deleveraging by paying down credit cards and refinancing mortgages to lower interest rates. Consumer confidence has improved significantly and is almost back to the levels of last summer. Since consumer spending is two-thirds of our economy, it ' s important that this number has improved.

Finally, we see signs that housing is bottoming. Both the California and Florida Association of Realtors reports showed home prices in California and Florida increased in the month of May. While there are many markets still to turn, California and Florida are ground zero for the housing market. Additionally, the Housing Affordability Index is at all-time high levels, especially for first time buyers.

As for the Fund, we are sticking with our strategy of owning companies with compelling long-term economics, strong fundamentals, with little or no debt. We like companies that generate more cash than they need and don ' t have to raise money in order to fund their growth; we call this strategy "Own the Winners." Additionally we took advantage of the opportunity to put cash to work at attractive valuations and we still have cash at the ready to purchase other opportunities as

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FAM Equity - Income Fund

they come along. In other words, we are well prepared. The Fund ' s performance recovered along with the market; in fact, the second quarter of 2009 was the best performance quarter in the Fund ' s 13 years. That was a nice surprise after the magnitude of the decline in the market.

Where are we going?

The economy will grow again. We expect that 2010 will show positive Gross Domestic Product (GDP) growth. Much of the growth will be from easy comparisons against 2009. Longer term, we believe that nominal GDP growth will likely be below what we saw over the last 20 years which averaged 5.3%, or 2.7% after inflation. Inflation will likely be higher than in the past, but not out of control. It ' s hard to have high levels of inflation with low capacity utilization and high unemployment.

We expect equity returns going forward will be mid to high single digit. While this is below the high teens returns of the 1980s and 1990s, it ' s well ahead of the dismal returns of the last decade where the S&P 500 lost -20.1% of its value and annualized at -2.2%.

The rough calculus behind our assumptions follows:

· If GDP grows at 2% the companies in the Fund should be able to grow revenues at twice the rate of GDP growth, or at 4%, because they can acquire other companies and grow internationally as well.
· Since they have cut expenses through this downturn they will emerge more profitable once revenues start growing again. This means that earnings should grow faster than revenues. Thus, we could see 6% earnings growth.
· We should also see an increase in valuations as the world economy stabilizes and starts growing again. That may get us to an 8% return for equities.

If our assumptions come true, it will be a wonderful investment environment. Some of the excesses of the last 20 years have been wrung out of the system; consumers and businesses are now behaving responsibly, and strict lending standards at banks are back. With these positive dynamics, equity returns should be well above all competing alternatives. Remember, we are starting from historically low valuations.

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FAM Equity - Income Fund

Best and Worst performers in the period

The best performing company in the portfolio was Meredith Corp. which gained +52% in the first half of the year contributing $1.3 million to the value of the Fund. The company was hard hit last year as advertising budgets shrank which reduced their revenue and profitability. This was an industrywide phenomenon and not confined to Meredith. Meredith was the worst performing company in the Fund last year and we said in the annual report that we expected advertising rates to improve in a better economy. We are getting closer to a better economy and investors realized that the stock was too cheap last year.

Ross Stores was the next best performing stock in the portfolio gaining +30.6% in the period and contributing $0.926 million to the value of the Fund. Ross is a discount retailer which is benefitting from consumers aggressively seeking bargains. Same store sales for the company have been up nicely over the strong results last year. Management has also raised guidance for the year and now expects to grow earnings 15% for the full year. That is amazing performance for a retailer in the worst retail climate of the last 50 years. Ross is one of the largest holdings in the Fund and we took the opportunity to trim the position when the stock was trading near its all-time high.

The worst performing company in the Fund was General Electric, which declined in value by -25% over the period, but only hurt the value of the Fund by $0.557 million since it was a small position. Earnings are expected to be down significantly this year and possibly next year as well. The stock has been punished because the earnings performance is worse than the market overall and the dividend was cut to conserve cash.

The second worst performing company for the period was McGrath Rentcorp which declined -8.8% and affected the value of the Fund by $0.413 million. This company is being penalized because the California fiscal condition is in shambles. McGrath ' s primary business is renting modular classrooms. Their largest market is California although they also have a large presence in Texas and are growing Florida and the Mid-Atlantic states. We added to our position since the company was trading well below net rental assets, which has historically been a good price to buy shares of this company. The balance sheet has only a modest amount of leverage and management can sell rental assets to raise cash in a pinch. We believe the management team of McGrath is very good.

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FAM Equity - Income Fund

A few final thoughts

This has been a challenging environment. It ' s difficult to keep emotions in check and look at investments dispassionately. However, all the great investors including Sir John Templeton, Warren Buffett, and Peter Lynch give the same advice - have a plan and stick to it. We are sticking with our time-tested strategy of owning businesses that are conservatively managed.

We look at the Fund as a collection of businesses, not stocks. These businesses will generate free cash flow this year, which we expect will grow over time. We talk to the managements of our companies regularly and they tell us they are aggressively looking for opportunities where competitors have had to scale back or exit the market altogether because of financial difficulties.

In terms of the macro environment, we believe the darkest days are behind us. That is not to say that the market cannot give back some of the ground that we made up in the second quarter. Though the market may remain volatile, our outlook for the next twelve months is better than the last twelve, and our outlook for the twelve months after that is even better!

We are working diligently on your behalf. We appreciate your continued support.

Sincerely,

<Signature Image>                                        <Signature Image>
Paul C. Hogan, CFA                                     Thomas O. Putnam
Co-Manager                                                 Co-Manager

Average Annual Total Returns as of June 30, 2009
	1-Year	3-Year	5-Year	10-Year	Life of Fund (4/1/96)
FAM Equity-Income Fund
(Investor Shares)	-19.87%	-8.67%	-2.67%	3.38%	5.75%
(Advisor Shares)*	-20.85%	-9.62%	-3.65%	N/A	*
S&P 500 Index	-26.15%	-8.23%	-2.25%	-2.24%	8.57%
Russell 2000 Index	-25.01%	-9.89%	-1.71%	2.38%	7.71%
__________
*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003. The return since inception is -1.56%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This information represents past performance of the FAM Equity-Income Fund and is not indicative of future results.

                                                                                              32

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FAM Equity-Income Fund - Portfolio Data (Unaudited)
As of June 30, 2009

COMPOSITION OF TOTAL INVESTMENTS
Money Market Fund	13.1%
Machinery & Equipment	10.0%
Publishing	9.4%
Investment Management	7.4%
Transportation	6.0%
Media	5.7%
Insurance Agency	5.5%
Diversified Health Care	5.1%
Retail Stores	5.1%
Commercial Services	4.9%
Life Insurance	4.7%
Property & Casualty Insurance	4.5%
Health Care Equipment/Devices	4.1%
Hazardous Waste Disposal	4.0%
Banking	2.8%
Electronic Equipment	2.6%
Diversified Manufacturing	2.1%
Oil and Gas Exploration	2.0%
Other	1.0%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund ' s Forms N-Q are available on the Commission ' s website at http://www.sec.gov; (iii) the Fund ' s Form N-Q may be reviewed and copied at the Commission ' s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

                                                                                             33

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FAM Equity-Income Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (12/31/2008 to 6/30/2009).

Actual Expenses
Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund ' s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund ' s actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Equity-Income Fund - Expense Data (Unaudited)

SIX MONTHS ENDED DECEMBER 31, 2008
		Beginning Account Value 12/31/2008	Ending Account Value 6/30/2009	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$1,036.70	$ 7.07*
B.	Advisor Share Class	$1,000.00	$1,032.90	$12.10**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.06	$ 7.01*
D.	Advisor Share Class	$1,000.00	$1,013.10	$11.98**

*Expenses are equal to the Fund ' s Investor Class Shares annualized expense ratio of (1.40%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
**Expenses are equal to the Fund ' s Advisor Class Shares annualized expense ratio of (2.40%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

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FAM Equity-Income Fund - Statement of Investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (83.7%)
Banking (2.8%)
M&T Bank Corporation · bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	21,500	$ 1,094,995
Westamerica Bancorporation · provides banking services to individual and corporate customers in northern and central California	17,000	843,370 1,938,365

Commercial Services (4.9%)
McGrath RentCorp · modular building and electronic test equipment rentals, subsidiary classroom manufacturing	179,400	3,419,364

Diversified Health Care (5.1%)
Johnson & Johnson · manufacture and sales of various products in the health care field	62,500	3,550,000

Diversified Manufacturing (2.1%)
General Electric Company · diversified industrial manufacturer	124,221	1,455,870

Electronic Equipment (2.6%)
Cognex Corporation · develops, manufactures and markets machine vision systems used to automate manufacturing processes	130,000	1,836,900
Hazardous Waste Disposal (4.0%)
American Ecology Corporation . provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	155,000	2,777,600

See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
Health Care Equipment/Devices (4.1%)
Stryker Corp. · operates a medical technology company offering Othopedic Implants and MedSurg Equipment	71,000	$ 2,821,540

Insurance Agency (5.5%)
Brown & Brown, Inc. · one of the largest independent general insurance agencies in the U.S.	191,200	3,810,616

Investment Management (7.4%)
Federated Investors, Inc. - Class B · provides investment management products and services primarily to mutual funds	105,200	2,534,268
Franklin Resources, Inc. · provides investment management and fund administration services as well as retail-banking and consumer lending services	36,500	2,628,365 5,162,633

Life Insurance (1.5%)
Protective Life Corporation · individual and group life/health insurance and guaranteed investment contracts	93,219	1,066,425

Machinery & Equipment (10.0%)
Donaldson Company, Inc. · designs, manufactures and sells filtration systems and replacement parts	88,800	3,076,032
IDEX Corporation · manufactures proprietary, highly engineered industrial products and pumps	115,205	2,830,587
Kaydon Corporation · custom-engineers products including bearings, filters, and piston rings	30,800	1,002,848 6,909,467

Media (5.7%)
Meredith Corporation · magazine publishing and tv broadcasting	155,373	3,969,780

See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
Mining and Construction Machinery (0.6%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equipment for the extraction of coal and other minerals and ores	11,800	$ 421,496

Oil and Gas Exploration (2.0%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	20,000	1,358,400

Property and Casualty Insurance (4.5%)
OneBeacon Insurance Group, Ltd. . commercial, personal and specialty insurance products	144,000	1,683,360

White Mountains Insurance Group, Ltd. · personal property and casualty, and reinsurance	6,375	1,453,691 3,137,051
Publishing (9.4%)
Courier Corporation · manufactures and publishes specialty books, including Dover Publications	130,550	1,992,193
John Wiley & Sons, Inc. - Class A · publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	136,650	4,543,613 6,535,806

Real Estate Development (0.4%)
Brookfield Asset Management, Inc. - Class A . publicly owned asset management holding company that invests in property, power and infrastructure sectors	16,000	273,120

See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
Retail Stores (5.1%)
Ross Stores, Inc. · chain of off-price retail apparel and home accessories stores	91,641	$ 3,537,343
Transportation (6.0%)
Forward Air Corporation · provides surface transportation and related logistics services to the deferred air freight market in North America	90,000	1,918,800
Heartland Express, Inc. · short-to-medium-haul truckload carrier of general commodities	150,533	2,215,846 4,134,646

Total Common Stocks (Cost $60,559,853)		$ 58,116,422

PREFERRED STOCKS (3.2%)
Banking (0.0%)
M&T Capital Trust - Preferred A · bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	800	19,800

Life Insurance (3.2%)
Protective Life Corporation - Preferred D · individual and group life/health insurance and guaranteed investment contracts	116,107	2,193,261

Total Preferred Stocks (Cost $2,116,799)		$ 2,213,061

TEMPORARY INVESTMENTS (13.1%)
Money Market Fund (13.1%)
AIM Short Term Treasury Fund (0.12%)*	9,064,235	$ 9,064,235
Total Temporary Investments (Cost $9,064,235)		$ 9,064,235
Total Investments (Cost $71,740,887) (100%)		$ 69,393,718
*The rate shown represents the effective yield at 6/30/09

See Notes to Financial Statements

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FAM Equity-Income Fund
June 30, 2009 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $71,740,887)	$69,393,718
Cash	105,918
Dividends and interest receivable	29,563
Receivable from investment advisor for expense reductions	19,706
Total Assets	69,548,905
Liabilities
Accrued investment advisory fee	57,792
Accrued shareholder servicing and administrative fees	10,351
Accrued expenses	39,165
Total Liabilities	107,308
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	74,399,815
Undistributed net investment income	29,533
Accumulated net realized losses	(2,640,582)
Net unrealized depreciation	(2,347,169)
Net Assets	$69,441,597
Net Asset Value Per Share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $67,804,707 and 4,930,503 shares outstanding	$13.75
Advisor Class Shares - based on net assets of $1,636,890 and 120,401 shares outstanding	$13.60

See Notes to Financial Statements.

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FAM Equity-Income Fund
Six Months Ended June 30, 2009 (Unaudited)

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 822,737
Interest	12,466
Total Investment Income	835,203

Expenses
Investment advisory fee (Note 2)	322,400
Administrative fee (Note 2)	27,404
Shareholder servicing and related expenses (Note 2)	30,847
Printing and mailing	364
Professional fees	4,799
Registration fees	25,426
Custodial fees	5,890
Trustees fees	22,259
Officers fees (Note 2)	21,609
Distribution and Service Fees - Advisor Class Shares (Note 2)	7,839
Other	17,374
Total Expenses	486,211
Less: Investment advisory fee waived (Note 2)	(19,706)
Net Expenses	466,505
Net Investment Income	368,698

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(2,452,050)
Net change in unrealized appreciation/depreciation of investments	3,947,959
Net Realized and Unrealized Loss on Investments	1,495,909
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,864,607

See Notes to Financial Statements.

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FAM Equity-Income Fund
Six Months Ended June 30, 2009 (Unaudited) and Year Ended December 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009	Year Ended December 31, 2008
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 368,698	$ 1,228,532
Net realized gain/(loss) on investments	(2,463,284)	(281,157)
Realized gain distributions from other investment companies	-	92,625
Unrealized appreciation/depreciation of investments	3,959,193	(31,434,961)
Net Increase in Net Assets From Operations	1,864,607	(30,394,961)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(353,385)	(1,215,160)
Advisor Class	(1,350)	-
Net realized gain on investments
Investor Class	-	(6,059)
Advisor Class	-	-
Return of capital - Investor Class	-	(80,039)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(1,923,290)	(14,266,508)
Total Decrease in Net Assets	(413,418)	(45,962,727)

NET ASSETS:
Beginning of Period	69,855,015	115,817,742
End of Period	$69,441,597	$ 69,855,015

See Notes to Financial Statements

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FAM Equity-Income Fund - Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies
FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund ' s net asset value.

Various inputs are used in determining the value of the Fund ' s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund ' s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund ' s net assets as of June 30, 2009:

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FAM Equity-Income Fund - Notes to Financial Statements

                    Valuation Inputs                                          Investments in Securities
                Level 1 - Quoted prices                                       $ 69,393,718
                Level 2 - Other significant
                observable inputs                                                  $ -
                Level 3 - Significant
                unobservable inputs                                              $       -
                Total                                                                   $ 69,393,718

b) Federal Income Taxes
It is the Fund ' s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund ' s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements. Tax years 2005 through present remain subject to examination by U.S. and New York taxing authorities.

c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain

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FAM Equity-Income Fund - Notes to Financial Statements

and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund ' s average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2009 to 0.95% of the Fund ' s average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2009. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $21,609 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the period ended June 30, 2009 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. Reimbursement was required for the period ended June 30, 2009 in the amount of $19,706 ($19,227 Investor Class and $479 Advisor Class).

FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the period ended June 30, 2009, shareholder servicing agent fees paid to FSS amounted to $30,847. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund ' s average daily net assets, 0.075% thereafter. For the period ended June 30, 2009, Fund administrative fees amounted to $27,404.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund ' s shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares ' average daily net assets.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 3. Shares of Beneficial Interest
At June 30, 2009 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2009, redemption fees amounted to $0. Transactions were as follows:
	SIX MONTHS ENDED 6/30/09		YEAR ENDED 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	186,961	$ 2,315,022	483,060	$ 8,059,138
Advisor Class	1,014	13,400	1,016	16,850
Shares issued on
reinvestment of distributions
Investor Class	26,162	325,508	74,731	1,205,906
Advisor Class	112	1,281	-	-
Shares redeemed
Investor Class	(386,703)	(4,417,512)	(1,344,026)	(22,772,922)
Advisor Class	(14,161)	(160,989)	(45,013)	(775,480)
Net Decrease from Investor Class
Share Transactions	(173,580)	$(1,776,982)	(786,235)	$(13,507,878)
Net Decrease from Advisor Class
Share Transactions	(13,035)	$ (146,308)	(43,997)	$ (758,630)

Note 4. Investment Transactions
During the period ended June 30, 2009, purchases and sales of investment securities, other than short-term obligations were $7,722,609 and $2,966,135, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

Unrealized appreciation               $ 9,193,086
Unrealized depreciation               (11,540,255)
Net unrealized depreciation         $(2,347,169)

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FAM Equity-Income Fund - Notes to Financial Statements

Note 5. Line of Credit
FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $25,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2009, when any advances are to be repaid. During the period ended June 30, 2009, no amounts were drawn from the available line.

Note 6. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund ' s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 9. Financial Highlights

FAM EQUITY-INCOME FUND - INVESTOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)	Years Ended December 31,
(For a share outstanding throughout the period)	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$ 13.34	$ 19.09	$ 21.61	$ 21.52	$ 20.48	$ 18.27
Income/Loss from investment operations:
Net investment incomet	0.07	0.23	0.20	0.12	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.41	(5.73)	(0.97)	1.30	1.03	2.40
Total from investment operations	0.48	(5.50)	(0.77)	1.42	1.17	2.55
Less distributions:
Dividends from net investment income	(0.07)	(0.23)	(0.20)	(0.16)	(0.13)	(0.15)
Distributions from net realized gains	-	-*	(1.55)	(1.17)	-	(0.19)
Return of capital	-	(0.02)	-	-	-	-
Total distributions	(0.07)	(0.25)	(1.75)	(1.33)	(0.13)	(0.34)
Change in net asset value for the period	0.41	(5.75)	(2.52)	0.09	1.04	2.21
Net asset value, end of period	$13.75	$ 13.34	$ 19.09	$ 21.61	$ 21.52	$ 20.48
Total Return	3.67%**	(29.04)%	(3.64)%	6.57%	5.75%	14.04%

Ratios/supplemental data
Net assets, end of period (000)	$67,805	$68,096	$112,472	$142,546	$177,740	$148,776

Ratios to average net assets of:
Before waivers:
Expenses	1.47%tt	1.41%	1.32%	1.28%	1.26%	1.27%
Net investment income	1.10%tt	1.33%	0.88%	0.55%	0.66%	0.79%
After waivers:
Expenses	1.40%tt	1.40%	1.32%	1.28%	1.26%	1.27%
Net investment income	1.16%tt	1.34%	0.88%	0.55%	0.66%	0.79%
Portfolio turnover rate	5.47%	17.58%	16.16%	19.01%	14.11%	17.64%

tBased on average shares outstanding.
*Per share amount is less than $0.005
**Not Annualized
ttAnnualized
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FAM Equity-Income Fund - Notes to Financial Statements
Note 9. Financial Highlights (continued)

FAM EQUITY-INCOME FUND - ADVISOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)	Years Ended December 31,
(For a share outstanding throughout the period)	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.18	$18.86	$21.39	$21.33	$20.36	$18.18
Income/Loss from investment operations:
Net investment income/(loss)t	0.01	0.06	(0.03)	(0.10)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	0.42	(5.74)	(0.95)	1.33	1.04	2.41
Total from investment operations	0.43	(5.68)	(0.98)	1.23	0.97	2.37
Less distributions:
Dividends from net investment income	(0.01)	-	-	-	-	-
Distributions from net realized gains	-	-	(1.55)	(1.17)	-	(0.19)
Total distributions	(0.01)	-	(1.55)	(1.17)	-	(0.19)
Change in net asset value for the period	0.42	(5.68)	(2.53)	0.06	0.97	2.18
Net asset value, end of period	$13.60	$13.18	$18.86	$21.39	$21.33	$20.36
Total Return	3.29%**	(30.12)%	(4.58)%	5.73%	4.76%	13.05%

Ratios/supplemental data
Net assets, end of period (000)	$1,637	$1,759	$3,346	$3,921	$4,400	$3,017

Ratios to average net assets of:
Before waivers:
Expenses	2.47%tt	2.41%	2.32%	2.28%	2.26%	2.27%
Net investment income/(loss)	0.11%tt	0.33%	(0.12)%	(0.45)%	(0.34)%	(0.21)%
After waivers:
Expenses	2.40%tt	2.40%	2.32%	2.28%	2.26%	2.27%
Net investment income/(loss)	0.17%tt	0.34%	(0.12)%	(0.45)%	(0.34)%	(0.21)%
Portfolio turnover rate	5.47%	17.58%	16.16%	19.01%	14.11%	17.64%

tBased on average shares outstanding.
**Not Annualized
ttAnnualized
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FAM Funds - Supplemental Information

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission ' s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund ' s Website at http://FAMFunds.com (ii) and on the Securities and Exchange Commission ' s website at http://www.sec.gov.

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Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Trustees
Fred "Chico" Lager
John J. McCormack, Jr.,
  Independent Chairman
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

<LOGO>

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

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<LOGO>

384 North Grand Street
PO Box 399

Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

INVESTMENTS CRAFTED FOR LASTING VALUE

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company
Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 11, 2009

By (Signature and Title)* /s/ Joseph A. Bucci
--------------------------
Joseph A. Bucci, Treasurer

Date August 11, 2009

* Print the name and title of each signing officer under his or her signature.